BBH FUND, INC.
BBH European Equity Fund
BBH Pacific Basin Equity Fund


Prospectus/Proxy Statement - Please Vote!


TIME IS OF THE ESSENCE . . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP AVOID ADDITIONAL EXPENSE.

BBH Fund, Inc. (the "Corporation") will hold a special meeting of shareholders of BBH European Equity Fund ("European Equity Fund") and BBH Pacific Basin Equity Fund ("Pacific Basin Equity Fund") on February 6, 2004. It is important for you to vote on the issue described in this Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanations will help you to decide on the issue.

The following is an introduction to the process and the proposal.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes like the one described in this Prospectus/Proxy Statement. You have a right to vote on such changes.



How do I vote my shares?

We urge you to spend a few minutes reviewing the proposals in the proxy statement. To give you greatest convenience possible in voting, you may vote in one of four ways:

1.   In person, by attending the Special Meeting;

2. By filling out, signing and returning the enclosed proxy card in the envelope provided;

3.   By calling toll-free 1-800-690-6903; or

4.   Online through the web site www.proxyvote.com.

If you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote.

2. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.



What is the issue?

The proposed reorganizations of European Equity Fund and Pacific Basin Equity Fund into BBH International Equity Fund ("International Equity Fund").


What proposals am I being asked to vote on?

Shareholders of European Equity Fund are being asked to approve the acquisition of European Equity Fund's assets by International Equity Fund and shareholders of Pacific Basin Equity Fund are being asked to approve the acquisition of Pacific Basin Equity Fund's assets by International Equity Fund. When we refer to the "Reorganizations," we mean the transfer of all of the assets of European Equity Fund and Pacific Basin Equity Fund, as applicable, to, and the assumption of all of their liabilities by, International Equity Fund, in exchange for shares of International Equity Fund. Each Reorganization is independent of the other; therefore, if the shareholders of European Equity Fund approve their Reorganization, it is expected to proceed regardless of whether the shareholders of Pacific Basin Equity Fund approve their Reorganization and vice versa. Only shareholders of European Equity Fund will vote on the acquisition of European Equity Fund's assets by International Equity Fund and only shareholders of Pacific Basin Equity Fund will vote on the acquisition of Pacific Basin Equity Fund's assets by International Equity Fund. This package contains information about the proposals and includes materials you will need to vote. The Board of Directors (the "Board") of European Equity Fund and Pacific Basin Equity Fund have reviewed the proposals and have recommended that they be presented to shareholders of their respective Fund for their consideration. Although the Directors of each Fund have determined that the proposals are in the best interest of shareholders of their Fund, the final decision is up to you.

Why are the Reorganizations being proposed?

The Board of Directors and Brown Brothers Harriman & Co. (the "Investment Adviser") believe that each Reorganization is in the best interest of European Equity Fund and Pacific Basin Equity Fund and their shareholders.

European Equity Fund concentrates its portfolio in equity securities of companies principally traded in Europe, while Pacific Basin Equity Fund concentrates its portfolio in equity securities of companies principally traded in the Pacific Basin Region.

International Equity Fund invests its assets in a diversified portfolio of equity securities of companies located in foreign countries, including both developed and developing or emerging market countries.

The proposed Reorganizations are intended to combine similarly managed funds, resulting in what are expected to be overall lower expenses. The Reorganizations are also desirable because of the inability of both European Equity Fund and Pacific Basin Equity Fund to attract investors and build investment portfolios that can effectively pursue each fund's objectives at a reasonable cost to shareholders.

Both European Equity Fund and Pacific Basin Equity Fund share the same investment objective as International Equity Fund - long-term maximization of total return, primarily through capital appreciation.

Furthermore, the Board believes that combining the three funds may offer:

     o    a larger asset base to help absorb operating costs;

     o investment opportunities not limited to a particular type of capital market or region; and

     o    a more broadly diversified portfolio of securities.

If approved, the proposed Reorganizations would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in both the net and gross annual operating expenses paid on their investment in the combined fund. The accompanying proxy statement and prospectus includes a detailed description of the proposals. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.


What happens if a proposal is not approved?

If shareholders of European Equity Fund or Pacific Basin Equity Fund do not approve their respective proposal, they will continue to be shareholders of their Fund and the Board of their Fund will consider other possible courses of action, including resubmitting the proposals to shareholders, or liquidating such Fund.

How will the Reorganization affect my investment?

     o    The investment objective will remain the same.

     o The cash value of your investment will not change. You will receive Class N Shares of International Equity Fund with a total dollar value equal to the total dollar value of your current Fund Shares.

     o    The Reorganization will be a tax-free transaction.

Who do I call with questions about the Prospectus/Proxy Statement?

Call your Investment Professional or a BBH Client Service Representative. BBH's toll-free number is 1-800-625-5759.




  AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED
   THESE PROPOSALS. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS
                      CAREFULLY AND VOTE FOR THE PROPOSALS.




                                BBH FUND, INC.

                           BBH European Equity Fund

                        BBH Pacific Basin Equity Fund



                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



                         TO BE HELD FEBRUARY 6, 2004

      The Board of Directors (the "Board") of BBH European Equity Fund and BBH Pacific Basin Equity Fund (the "Funds") have called a special meeting of the shareholders of the Funds to be held on February 6, 2004 at 5800 Corporate Drive, Pittsburgh, Pennsylvania. At this special meeting, investors who are shareholders of the Funds on January 2, 2004 will be asked to vote on proposed Agreements and Plans of Reorganization described in the proposals set forth below. If approved by shareholders, the acquisitions as explained below, are expected to take effect as of the close of business on the date of the special meeting. Shareholders of the applicable Fund will be notified if the proposed Agreement and Plan of Reorganization relating to their Fund is not approved.



Shareholders of the Funds will be asked to consider the following applicable proposal:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which BBH International Equity Fund, a portfolio of BBH Fund, Inc., would acquire all the assets of BBH European Equity Fund, also a portfolio of BBH Fund, Inc., in exchange for Class N Shares of the BBH International Equity Fund to be distributed pro rata by BBH European Equity Fund to holders of its shares, in complete liquidation and termination of the BBH European Equity Fund; and

2. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which BBH International Equity Fund, a portfolio of BBH Fund, Inc., would acquire all the assets of BBH Pacific Basin Equity Fund, also a portfolio of BBH Fund, Inc., in exchange for Class N Shares of the BBH International Equity Fund to be distributed pro rata by BBH Pacific Basin Equity Fund to holders of its shares, in complete liquidation and termination of the BBH Pacific Basin Equity Fund; and

       To transact such other business as may properly come before the meeting or any adjournment thereof.





The Board has fixed January 2, 2004 as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Board,





                                                Gail C. Jones

                                                Secretary


January 14, 2004





------------------------------------------------------------------------------
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------


                           PROSPECTUS/PROXY STATEMENT


                                February 6, 2004

                                 BBH FUND, INC.

                          Acquisition of the assets of



                            BBH EUROPEAN EQUITY FUND

                          BBH PACIFIC BASIN EQUITY FUND

                          portfolios of BBH Fund, Inc.



                        By and in exchange for Shares of



                          BBH INTERNATIONAL EQUITY FUND

                          a portfolio of BBH Fund, Inc.



                                 40 Water Street

                                Boston, MA 02109

                                 (800) 625-5759

     This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of BBH Fund, Inc. (the "Corporation") for use at the special meeting of shareholders of BBH European Equity Fund ("European Equity Fund") and BBH Pacific Basin Equity Fund ("Pacific Basin Equity Fund") to be held at 10:00 a.m. (Eastern time) on February 6, 2004 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.


This Prospectus/Proxy Statement describes the proposals for European Equity Fund and Pacific Basin Equity Fund to transfer in tax-free reorganizations all of their assets to BBH International Equity Fund ("International Equity Fund"), in exchange for shares of the International Equity Fund (each a "Reorganization, together, the "Reorganizations"). International Equity Fund Shares will be distributed pro rata by the European Equity Fund and Pacific Basin Equity Fund to their respective shareholders in complete liquidation and dissolution of the European Equity Fund and Pacific Basin Equity Fund. As a result of the Reorganizations, each owner of shares of the European Equity Fund and Pacific Basin Equity Fund will become the owner of Class N Shares of the International Equity Fund having a total net asset value equal to the total net asset value of his or her holdings in the European Equity Fund and Pacific Basin Equity Fund, as applicable, on the date of the Reorganizations (the "Closing Date").

The investment objectives of the International Equity Fund, European Equity Fund and Pacific Basin Equity Fund (collectively referred to as the "Funds") are to provide investors with long-term maximization of total return, primarily through capital appreciation.

European Equity Fund concentrates its portfolio in equity securities of companies principally traded in Europe, while the Pacific Basin Equity Fund concentrates its portfolio in equity securities of companies principally traded in the Pacific Basin Region.

International Equity Fund invests its assets in a diversified portfolio of equity securities of companies located in foreign countries, including both developed and developing or emerging market countries.

For a comparison of the investment policies of the Funds, see "Summary -- Comparison of Investment Objectives and Policies." Information concerning Class N Shares of the International Equity Fund, as compared to Shares of the European Equity Fund and Pacific Basin Equity Fund, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information About the Reorganization -- Description of International Equity Fund Shares and Capitalization."



This Prospectus/Proxy Statement sets forth concisely the information about International Equity Fund that shareholders of European Equity Fund and Pacific Basin Equity Fund should know before voting for the proposals described herein and should be retained for future reference. It contains information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the International Equity Fund, dated February 28, 2003, and the annual report of International Equity Fund, dated October 31, 2003, which are incorporated herein by reference. The Annual Reports for the European Equity Fund and Pacific Basin Equity Fund, dated December 31, 2002 are incorporated herein by reference. Also, a Prospectus and a Statement of Additional Information for the European Equity Fund and Pacific Basin Equity Fund dated February 28, 2003, as well as a Statement of Additional Information relating to this Prospectus/Proxy Statement containing additional information have been filed by the Corporation with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. Further information about the International Equity Fund's performance is contained in the International Equity Fund's Annual Report for its fiscal year ended October 31, 2003, and Semi Annual Report dated April 30, 2003, which are incorporated herein by reference. Copies of these materials, Annual and Semi Annual Reports and other information about the International Equity Fund may be obtained without charge by writing or by calling the Corporation at the address and telephone number shown on the previous page.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE INTERNATIONAL EQUITY FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE INTERNATIONAL EQUITY FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OR OF OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE INTERNATIONAL EQUITY FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

                                                                        Page



 SUMMARY
   Reasons for the Proposed Reorganization                              1
   Comparison of Investment Objectives and Policies                     1
Comparison of Risks                                                     2
   Comparative Fee Tables                                               5
   Comparison of Potential Risks and Rewards: Performance Information   6
   Purchases, Investment Minimums, Redemption and Exchange Procedures;
     Taxes, Dividends and Distributions                                  8
   Description of Share Classes                                         10
   Service Fees, Advisory Fees and Expense Ratios                       10

INFORMATION ABOUT THE REORGANIZATION
   Comparison of Investment Objectives, Policies and Limitations        10
   Description of the Plan of Reorganization                            10
   Description of International Equity Fund Shares and Capitalization
11
   Federal Income Tax Consequences                                      11
   Comparative Information on Shareholder Rights and Obligations        12

INFORMATION ABOUT THE INTERNATIONAL EQUITY FUND, EUROPEAN EQUITY
FUND AND PACIFIC BASIN EQUITY FUND                                      12
   European Equity Fund                                                 12
   Pacific Basin Equity Fund                                            12
   International Equity Fund                                            13
   About the Proxy Solicitation and the Meeting                         13
   Proxies, Quorum and Voting at the Special Meeting                    14
   Share Ownership of the Funds                                         15

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY            16

AGREEMENT AND PLAN OF REORGANIZATION (Exhibit A)                       A-1






                                   SUMMARY


     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement; the Statement of Additional Information relating to this Prospectus/Proxy Statement; the Prospectus and Statement of Additional Information of the International Equity Fund, European Equity Fund and Pacific Basin Equity Fund, each dated February 28, 2003; and each Agreement and Plan of Reorganization (each a "Plan" and together, the "Plans"). A copy of each Plan is attached to this Prospectus/Proxy Statement as Exhibits A and B. The prospectus of the
International Equity Fund accompanies this Prospectus/Proxy Statement. The prospectus and Statement of Additional Information for the European Equity Fund and Pacific Basin Equity Fund is hereby incorporated by reference.

Reasons for the Proposed Reorganization

The Board has determined that a combination of European Equity Fund and Pacific Basin Equity Fund with International Equity Fund is the best course of action for the shareholders of European Equity Fund and Pacific Basin Equity Fund in an effort to move from a concentration in certain geographic regions, i.e., Europe and the Pacific Basin.

The proposed transactions would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in both the net and gross annual operating expenses paid on their investment in the combined fund.

The International Equity Fund is a general international equity fund that may invest in both emerging and developed markets of the world other than the United States. This Fund is intended to represent all foreign equities within a broader global equity portfolio including both developed and emerging markets.



The International Equity Fund employs a manager of managers approach whereby portions of the International Equity Fund are allocated by Brown Brothers Harriman (the "Investment Adviser") to different investment managers who employ distinct investment styles. The International Equity Fund currently uses two principal investment styles that have historically complemented each other: a growth style, which is managed by Walter Scott & Partners Limited ("Walter Scott") and a value style which is managed by Delaware International Advisers, Ltd. ("Delaware"), collectively, (the "subadvisers").



The Board has voted to recommend the approval of each Plan pursuant to which International Equity Fund, a portfolio of the Corporation, would acquire all of the assets of European Equity Fund and Pacific Basin Equity Fund, also portfolios of the Corporation, in exchange for the Class N Shares of the International Equity Fund (the "Exchange"). Immediately following each Exchange, the European Equity Fund and Pacific Basin Equity Fund will distribute the Class N Shares of the International Equity Fund to holders of Shares of the European Equity Fund and Pacific Basin Equity Fund, respectively (the "Distribution"). Each Exchange and Distribution is individually referred to as a "Reorganization" and collectively referred to as the "Reorganizations." As a result of the Reorganizations, each holder of Shares of the European Equity Fund and Pacific Basin Equity Fund will become the owner of Class N Shares of the International Equity Fund having a total net asset value equal to the total net asset value of his or her holdings of Shares in the European Equity Fund and Pacific Basin Equity Fund on the Closing Date (as hereinafter defined). Each Reorganization is independent of the other; therefore, if the shareholders of European Equity Fund approve their Reorganization, it is expected to proceed regardless of whether the shareholders of Pacific Basin Equity Fund approve their Reorganization and vice versa.

The Board determined to recommend that the shareholders of the European Equity Fund and Pacific Basin Equity Fund vote to approve each Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940, ("1940 Act"), the Board, including a majority of the Board who are not interested persons, determined that participation in the transaction was in the best interests of the European Equity Fund and Pacific Basin Equity Fund shareholders and that the interests of existing European Equity Fund and Pacific Basin Equity Fund shareholders would not be diluted as a result of effecting the Reorganizations.

The Board likewise approved the Reorganizations on behalf of the International Equity Fund. Pursuant to Rule 17a-8 under the 1940 Act, the Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the International Equity Fund shareholders and that the interests of existing International Equity Fund shareholders would not be diluted as a result of effecting the Reorganization.

As a condition to each Reorganization, each Fund will receive an opinion of counsel that the applicable Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by the applicable Fund or its shareholders. The tax basis of the Shares of the International Equity Fund received by the European Equity Fund and Pacific Basin Equity Fund shareholders will be the same as the tax basis of their Shares in the European Equity Fund and Pacific Basin Equity Fund.

In considering each proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of the investment objectives, policies and limitations of International Equity Fund, European Equity Fund and Pacific Basin Equity Fund; (2) the greater long-term viability of the combined International Equity Fund that will result from the Reorganizations as compared to the European Equity Fund and Pacific Basin Equity Fund as separate funds; (3) the continuity of distribution and shareholder servicing arrangements provided by the Reorganizations; and (4) the non-recognition of any gain or loss for federal income tax purposes as a result of either Reorganization either to the International Equity Fund, European Equity Fund or the Pacific Basin Equity Fund or to shareholders of European Equity Fund and Pacific Basin Equity Fund.

Comparison of Investment Objectives and Policies

Investment objective. The investment objectives of International Equity Fund, European Equity Fund and Pacific Basin Equity Fund are identical. Each Fund seeks to provide investors with long-term maximization of total return, primarily through capital appreciation.

Principal Investment Strategies. Under normal circumstances the Investment Adviser invests at least 80% of the assets of the European Equity Fund in equity securities of companies traded principally in the European Union (Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, United Kingdom), as well as Norway, Sweden and Switzerland. The European Equity Fund may also invest from time to time in other markets in the region, including Austria, Czech Republic, Hungary, Poland, Romania, Russia, Slovakia and Turkey.

Under normal circumstances the Investment Adviser invests at least 80% of the assets of the Pacific Basin Equity Fund in equity securities of companies principally traded in Pacific Basin countries, including Australia, Hong Kong, Japan, New Zealand and Singapore. The Pacific Basin Equity Fund may also from time to time invest in other markets in the region, including Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, Sri Lanka, South Korea, Taiwan and Thailand.



Under normal circumstances the Investment Adviser and subadvisers invest at least 80% of the assets of the International Equity Fund in equity securities of companies in the developed markets of the world, excluding the United States and Canada. Developed markets are those markets included in the Morgan Stanley Capital International - Europe Australia Far East Index ("MSCI-EAFE"). The International Equity Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world.



Each Fund. As used in this paragraph the term "Investment Adviser," when used with reference to the International Equity Fund, includes the subadvisers. Although the Investment Adviser expects to invest the assets of each Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Investment Adviser may purchase these equity securities directly or in the form of American Depository Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies traded on national security exchanges or over-the-counter markets. The
Investment Adviser may invest in stock index futures and equity index swaps as well as in the securities of appropriate investment companies, including Exchange Traded Funds, in order to obtain participation in markets or market sectors.

The Investment Adviser buys and sells securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Investment Adviser may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased.

European Equity Fund and Pacific Basin Equity Fund. The Investment Adviser's investment management style is best characterized as a core fundamental approach, with primary emphasis given to bottom-up stock selection. Regional/country allocation and currency exposure are constrained in order to reduce the Funds' tracking error from the broad equity market outside of North America. Each Fund's investment benchmark includes the full spectrum of growth and value issues.

The Investment Adviser's stock selection process places emphasis on large and medium capitalization and globally competitive companies with strong business models and market positions. These companies are expected to provide the optimal combination of superior returns, consistent performance and moderate volatility over the near and long term. In accordance with that large cap bias, analysts provide investment opinions based on the MSCI Index constituent universe, both by absolute market capitalization and by market capitalization within each sector. Analysts may consider stocks outside that universe as a means of opportunistically adding value with non-MSCI names.

International Equity Fund. The Fund employs a manager of managers approach whereby portions of the Fund are allocated to different investment subadvisers who employ distinct investment styles. The Fund currently uses a subadviser that employs a growth style and one that employs a value style. In the unlikely event that one or more subadvisers is unable to serve as subadviser for the Fund, the Investment Adviser will manage the portion of the Fund's assets that would have been allocated to the subadviser utilizing a core style of investing. In this regard, the Investment Adviser reserves the right to invest up to 100% of the assets it manages in future contracts on stock indexes and equity index swaps.

Value style emphasizes investments in equity securities of companies that appear to be undervalued relative to their intrinsic value based on earnings, book or asset value, revenues, and cash flow. Growth style emphasizes investments in equity securities of companies with above-average earnings growth prospects. Core style emphasizes selection of undervalued securities from the broad equity market in order to replicate country and sector weightings of a broad international market index. The subadvisers will select the individual equity securities for the assets assigned to them.

Other subadvisers may be added in the future to complement these styles. The Investment Adviser monitors the allocation between the subadvisers to achieve its diversification goals, and rebalances assets among subadvisers from time-to-time based on its assessment of market trends with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility. The Investment Adviser monitors the subadvisers by reviewing their portfolio performance and characteristics, departures of key personnel and other relevant topics. Quantitative evaluations including evaluations of performance and portfolio characteristics will be performed at least quarterly.

The Investment Adviser manages the Fund's liquidity reserves and invests those reserves to the extent possible with stock index futures, equity index swaps, exchange traded funds or other similar investments to expose the liquidity reserves to the performance of the international equity markets.

The subadvisers have no affiliations with the Fund or the Investment Adviser other than their management of the Fund's assets. Each subadviser is team managed and is principally engaged in the business of providing investment advice to its clients. The subadvisers for the Fund are currently: Delaware International Advisers Ltd., 80 Cheapside, 3rd Floor, London EC2V 6EE England; and Walter Scott & Partners Limited, Millburn Tower, Gogar, Edinburgh, Scotland EH12 9BS, UK.

Principal Risk Factors. The principal risks of investing in each Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of each Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Funds.


The Principal Risks Of Investing In The Funds Are:

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.

Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of each Fund. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.

In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid so that a Fund may not be able to initiate a transaction or liquidate a position at an advantageous time or price. Prices of foreign securities are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

The foreign investments made by the Investment Adviser are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Fund holds various foreign currencies from time to time, the value of their respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. Each Fund also incurs costs in connection with conversion between various currencies.

Concentration Risk:

Because the Investment Adviser invests a significant portion of the assets of the European Equity Fund and Pacific Basin Equity Fund in a specific geographical region, the value of their investments and the net asset value of each Fund could decline more dramatically as a result of adverse events affecting those regions.

Developing Countries:

The Investment Adviser and subadvisers may invest up to 15% of the assets of the International Equity Fund, at the time of purchase, in securities of issuers based in developing countries. The Investment Adviser may invest up to 20% of the assets of the Pacific Basin Equity Fund and the European Equity Fund, at the time of purchase, in the securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Mid-Cap Risk:

The value of individual securities or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Diversification Risk:

Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.






Derivatives Risk:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset or index. The Funds' use of derivative instruments involves risk different from, or possibly greater than, the risk associated with investing directly in securities and other traditional investments. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Futures contracts are a type of derivative that the Funds may use for hedging purposes. The effectiveness of entering into futures contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a futures contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the futures contract. Accordingly, the successful use of futures contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a futures contract had not been purchased. Brokerage costs are incurred in entering into and maintaining futures contracts.



INVESTMENTS  IN THE  FUNDS  ARE  NEITHER  INSURED  NOR  GUARANTEED  BY THE  U.S.
GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.



Comparison of Risks

The European Equity Fund and Pacific Basin Equity Fund could entail greater risk than the International Equity Fund because their portfolios are concentrated in securities of companies that are traded in specific regions. Shareholders in the International Equity Fund will have exposure to the same developing country risks that the European Equity Fund and Pacific Basin Fund shareholders have because of the fact that the International Equity Fund may allocate a portion of its assets to emerging markets investments; however, these risks are expected to be mitigated by the more broadly diversified investment portfolio of the International Equity Fund and its greater emphasis on investments in developed countries. In general, the risks associated with investment in the International Equity Fund are otherwise the same as those associated with investment in the European Equity Fund and Pacific Basin Equity Fund.

Comparative Fee Tables



Set forth in the following tables is information regarding the fees and expenses incurred by the European Equity Fund, Pacific Equity Fund and Class N Shares of the International Equity Fund as of October 31, 2003. European Equity Fund and Pacific Basin Equity Fund do not issue classes of shares.



FEES AND EXPENSES of the Funds'

Shareholder Fees                           European         Pacific      International
                                            Equity           Basin        Equity Fund
                                             Fund           Equity         (Class N
                                                             Fund           Shares)

                                         ----------------------------------------------
                                         ----------------------------------------------
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on       None             None           None
Purchases
Maximum Deferred Sales Charge (Load)         None             None           None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                         None             None           None
Redemption Fee (as a percentage of           2.00%           2.00%           2.00%
total redemption proceeds)1
Exchange Fee                                 None             None           None

Annual Fund Operating Expenses
(Expenses That are Deducted From Fund
Assets as percentage of average net
assets)
Management Fee                               0.65%           0.65%           0.65%
Distribution (12b-1) Fees                    None             None           None
Total Other Expenses                         0.82%           1.18%           0.65%
     Administration Fee                      0.15%           0.15%           0.15%
     Shareholder Servicing/Eligible          0.25%           0.25%           0.25%
Institution Fee
     Other Expenses                          0.42%           0.78%           0.25%
Total Annual Fund Operating Expenses         1.47%           1.83%           1.30%

---------------------------------------------------------------------------------------


1The redemption fee applies to any shares redeemed within 30 days after purchase.


EXAMPLE

This Example is intended to help an investor compare the cost of investing in a Fund to the cost of investing in other mutual funds. The Example assumes that investor invests $10,000 in a Fund for the time periods indicated and then sells all of his Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of a Fund remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:



                                 European      Pacific    International
                                   Equity   Basin Equity  Equity Fund
                                    Fund        Fund        (Class N
                                                            Shares)
             1 Year
                                    $150        $186          $132
            3 years
                                    $465        $576          $412
            5 Years
                                    $803        $990          $713
            10 Years
                                   $1,757      $2,148        $1,568

------------------------------------------------------------------------------



PRO FORMA FEES AND EXPENSES
Shareholder Fees                              I               II              III
                                           European       Pacific          European
                                            Equity        Basin           Equity and
                                         Fund merged      Equity          Pacific
                                             into         Fund           Basin Equity
                                        International     merged          Fund merged
                                         Equity Fund      into               into
                                                          International  International
                                                          Equity          Equity Fund
                                                          Fund
                                        -----------------------------------------------
                                        -----------------------------------------------
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on       None            None            None
Purchases
Maximum Deferred Sales Charge (Load)         None            None            None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                         None            None            None
Redemption Fee (as a percentage of          2.00%            2.00%           2.00%
total redemption proceeds)1
Exchange Fee                                 None            None            None

Annual Fund Operating Expenses
(Expenses That are Deducted From Fund
Assets as percentage of average net
assets)
Management Fee                              0.65%            0.65%           0.65%
Distribution (12b-1) Fees                    None            None            None
Total Other Expenses                        0.58%            0.58%           0.58%
     Administration Fee                     0.15%            0.15%           0.15%
     Shareholder Servicing/Eligible         0.25%            0.25%           0.25%
Institution Fee
     Other Expenses                         0.18%            0.18%           0.18%
Total Annual Fund Operating Expenses        1.23%            1.23%           1.23%


-------------------------------------------------------------------------------
1 The redemption fee applies to any shares redeemed within 30 days after purchase.

EXAMPLE

This Example is intended to help an investor compare the cost of investing in a Fund to the cost of investing in other mutual funds. The Example assumes that investor invests $10,000 in a Fund for the time periods indicated and then sells all of his Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of a Fund remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                         I               II           III
                                  European Equity     Pacific       European
                                  Fund merged into  Basin Equity   Equity and
                                   International         Fund       Pacific
                                    Equity Fund      merged into     Basin
                                                    International Equity Fund
                                                     Equity Fund  merged into
                                                                  International
                                                                  Equity Fund

1 Year
                                        $125            $125          $125
3 years
                                        $390            $390          $390
5 Years
                                        $676            $676          $676
10 Years
                                       $1,489          $1,489       $1,489


------------------------------------------------------------------------------


Comparison of Potential Risks and Rewards: Performance Information

     The performance information shown below will help you analyze each Fund's investment risks in light of its historical returns. The bar charts show the variability of each Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Each Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

     The graphic presentation displayed here consists of a bar chart representing the annual total returns of European Equity Fund as of the calendar year-end for each of ten years. The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 10.00% up to 30.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2002. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are: 27.12%, (3.93%), 16.29%, 19.25%, 15.28%, 24.17%, 21.42%,
(6.28%), (22.37%) and (18.83%), respectively.

     The graphic presentation displayed here consists of a bar chart representing the annual total returns of Pacific Basin Equity Fund as of the calendar year-end for each of ten years. The `y' axis reflects the "% Total Return" beginning with "-40.00%" and increasing in increments of 20.00% up to 140.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2002. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are: 74.90%, (21.50)%, 3.49%, (0.71%), (20.13%), 4.91%,
120.16%, (33.13%), (30.76%) and (12.18%), respectively.

     The graphic presentation displayed here consists of a bar chart representing the annual total returns of International Equity Fund as of the calendar year-end for each of seven years. The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 10.00% up to 50.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2002. The light gray shaded chart features seven distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage the Fund's Class N Shares for the each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1996 through 2002. The percentages noted are 8.05%, 1.05%, 16.17%, 44.60%, (13.72%), (24.96%) and (17.51%), respectively.



     European Equity Fund's total return for the nine-month period from January 1, 2003 to September 30, 2003 was 7.65%.

     Pacific Basin Equity Fund's total return for the nine-month period from January 1, 2003 to September 30, 2003 was 14.78%.

     International Equity Fund's Class N Shares total return for the nine-month period from January 1, 2003 to September 30, 2003 was 9.61%.




     Listed below are the highest and lowest quarterly returns for the European Equity Fund, Pacific Basin Equity Fund and International Equity Fund for the periods shown in the bar chart above.

-------------------------------------------------------------------------------
Fund                          Highest Quarterly      Lowest Quarterly Return
                              Return
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
European Equity Fund          22.08% (quarter ended  (20.77)% (quarter ended
                              December 31, 1999)     September 30, 2002)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Pacific Basin Equity Fund     36.69% (quarter ended  (22.47)% (quarter ended
                              December 31, 1993)     September 30, 2001)
-------------------------------------------------------------------------------
International Equity Fund     24.28% (quarter ended  (13.77)% (quarter ended
(Class N Shares)              December 31, 1999)     September 30, 1998)
-------------------------------------------------------------------------------


------------------------------------------------------------------------------


Average Annual Total Return Tables

     Returns Before Taxes are shown for each Fund. In addition, Return After Taxes is shown for each Fund to illustrate the effect of federal taxes on each Fund's returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI-Europe, MSCI-Pac Basin and the MSCI-EAFE, each a broad-based market index. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in a Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended
December 31, 2002)
                                 1 Year      5 Years        10 Years
European Equity Fund
Return Before Taxes              (18.83)%     (2.21)%         5.75%
Return After Taxes on            (18.54)%     (3.09)%         4.07%
Distributions*
Return After Taxes on
Distributions and Sale of
Fund Shares*                     (11.28)%     (1.45)%         4.51%
MSCI-Europe                      (18.39)%     (2.26)%         7.96%

------------------------------------------------------------------------------


(For the periods ended
December 31, 2002)
Pacific Basin Equity Fund         1 Year    -  5 Years       10 Years
Return Before Taxes              (12.18)%     (1.12)%         0.63%
Return After Taxes on            (12.18)%     (1.71)%        (0.88)%
Distributions*
Return After Taxes on
Distributions and Sale of
Fund Shares*                      (7.48)%   - (0.98)%         0.06%
MSCI-Pac Basin                    (9.31)%     (4.11)%        (1.39)%

------------------------------------------------------------------------------


(For the periods ended                                      Start of
December 31, 2002)                                         Performance
                                                             (since
International Equity Fund         1 Year    -  5 Years      4/1/95)**
Class N Shares
Return Before Taxes              (17.51)%     (2.07)%         0.63%
Return After Taxes on            (17.36)%     (2.33)%         0.42%
Distributions*
Return After Taxes on
Distributions and Sale of
Fund Shares*                     (10.60)%     (1.56)%         0.56%
MSCI-Europe                      (15.94)%     (2.89)%         0.23%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** Prior to 10/29/02, the International Equity Fund achieved its investment objective by investing all of its assets in the BBH International Equity Portfolio. Historical total return information for any period or portion thereof prior to the Fund's commencement of operations (6/6/97 for Class N Shares) will be that of the Portfolio adjusted to assume that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.

Purchases, Investment Minimums, Redemptions and Exchange Procedures, Taxes, Dividends and Distributions

     Procedures for the purchase, investment minimums, redemption and exchange of Class N Shares of the International Equity Fund are identical to procedures applicable to the purchase and redemption of Shares of European Equity Fund and Pacific Basin Equity Fund. The dividend and distribution policies of the Funds are also identical. For a complete description, refer to the accompanying Prospectus of the International Equity Fund. Any questions may be directed to the International Equity Fund at 1-800-625-5759.

Description of Share Classes

     The International Equity Fund offers Class N Shares and Class I Shares through its prospectus. Class N Shares and Class I Shares of the International Equity Fund have different operating expenses. Neither Class N Shares nor Class I Shares convert to any other class of Shares of the International Equity Fund. The European Equity Fund and Pacific Basin Equity Fund do not offer share classes.


Service Fees, Advisory Fees and Expense Ratios

     The service providers and applicable service fees for each Fund are identical. The maximum annual investment advisory fee for the European Equity Fund, Pacific Basin Equity Fund and International Equity Fund is 0.65% of average daily net assets.

     For its fiscal year ended October 31, 2003, the European Equity Fund's ratio of expenses to average daily net assets was 1.47%.

     For its fiscal year ended October 31, 2003, the Pacific Basin Equity Fund's ratio of expenses to average daily net assets was 1.83%.

     For its fiscal year ended October 31, 2003, the International Equity Fund's ratio of expenses to average daily net assets was 1.30% for Class N Shares.



                    INFORMATION ABOUT THE REORGANIZATIONS

The Funds' investment limitations are identical, except that International Equity Fund has a non-fundamental limitation that permits it to invest up to 100% of its assets in other open-end investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund.

Description of the Plans of Reorganization

The Plans provide that on or about the Closing Date (presently expected to be on or about February 7, 2004) the International Equity Fund will acquire all of the assets of the European Equity Fund and Pacific Basin Equity Fund in exchange for Class N Shares of the International Equity Fund to be distributed pro rata by the European Equity Fund and Pacific Basin Equity Fund to holders of its shares, respectively, in complete liquidation and termination of the European Equity Fund and Pacific Basin Equity Fund. Shareholders of the European Equity Fund and Pacific Basin Equity Fund will become shareholders of the International Equity Fund as of 5:00 p.m. (Eastern time) on the Closing Date and will begin accruing dividends on the next day.


Consummation of each Reorganization is subject to the conditions set forth in each Plan, including receipt of an opinion in form and substance satisfactory to the Corporation, as described under the caption "Federal Income Tax
Consequences" below. Either Plan may be terminated and the applicable Reorganization may be abandoned at any time before or after approval by shareholders prior to the Closing Date by the Corporation if it believes that consummation of either Reorganization would not be in the best interests of the shareholders of one or both of the applicable Funds.

The Investment Adviser will bear the expenses related to the Reorganizations. Such expenses include, but are not limited to: legal fees; registration fees; transfer taxes (if any); the fees of banks and transfer agents; and the costs of preparing, printing, copying, and mailing proxy solicitation materials to the European Equity Fund and Pacific Basin Equity Fund shareholders and the costs of holding the special meeting of shareholders.

The foregoing brief summary of the Plans is qualified in its entirety by the terms and provisions of the Plans, copies of which are attached hereto as Exhibits A and B and incorporated herein by reference.

Description of the International Equity Fund Shares and Capitalization

Class N Shares of the International Equity Fund to be issued to shareholders of the European Equity Fund and Pacific Basin Equity Fund will be fully paid and non-assessable when issued, transferable without restrictions and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the International Equity Fund provided herewith for additional information about Class N Shares of the International Equity Fund.

The following tables show the capitalization of the European Equity Fund, Pacific Basin Equity Fund and International Equity Fund as of October 31, 2003, and on a pro forma basis as of that date:


As of October 31, 2003:


--------------------------------------------------------------------------------------------------------------
                                European Equity           Pacific Basin Equity      International Equity Fund
                                                                 Fund
                                     Fund                                                Class N Shares
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
       Net Assets                 $40,153,388                  $23,427,785                 $98,375,731
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share           $27.40                       $22.41                       $9.28
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
   Shares Outstanding              1,465,532                    1,045,584                  10,595,158
--------------------------------------------------------------------------------------------------------------

Pro Forma Basis:
--------------------------------------------------------------------------------------------------------------
                                       I                           II                          III
                                European Equity           Pacific Basin Equity         European Equity and
                               Fund merged into             Fund merged into          Pacific Basin Equity
                           International Equity Fund    International Equity Fund       Fund merged into
                                                                                    International Equity Fund

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Assets                       $138,529,119                 $121,803,516                $161,956,904
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share            $9.28                        $9.28                       $9.28
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Shares Outstanding                14,922,032                   13,119,704                  17,446,578
--------------------------------------------------------------------------------------------------------------


Federal Income Tax Consequences

     As a condition to each Reorganization, the Corporation will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization as set forth, the applicable Plan will constitute a tax-free reorganization under section 368(a)(1) of the Code, and the applicable Funds each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

o no gain or loss will be recognized by the International Equity Fund upon its receipt of the applicable Fund's assets in exchange for International Equity Fund Class N Shares;

o no gain or loss will be recognized by the applicable Fund upon transfer of its assets to the International Equity Fund in exchange for International Equity Fund Class N Shares or upon the distribution of the International Equity Fund Class N Shares to the applicable Fund's shareholders in exchange for their applicable Fund shares;

o no gain or loss will be recognized by shareholders of the applicable Fund upon exchange of their applicable Fund shares for International Equity Fund Class N Shares;

o the tax basis of the assets of the applicable Fund acquired by the International Equity Fund will be the same as the tax basis of such assets to the applicable Fund immediately prior to the Reorganization;

o the tax basis of shares of the International Equity Fund received by each shareholder of the applicable Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the applicable Fund held by such shareholder immediately prior to the Reorganization;

o the holding period of the applicable Fund's assets in the hands of the International Equity Fund will include the period during which those assets were held by the applicable Fund; and

o the holding period of International Equity Fund Class N Shares received by each shareholder of the applicable Fund pursuant to the Plan will include the period during which the applicable Fund shares exchanged therefor were held by such shareholder, provided the applicable Fund shares were held as capital assets on the date of the Reorganization.

     The foregoing opinions may state that no opinion is expressed as to the effect of the Reorganization with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Shareholders of the European Equity Fund and Pacific Basin Equity Fund should consult their tax advisors regarding the effect, if any, of the applicable Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the applicable Reorganization.

Comparative Information on Shareholder Rights and Obligations

     The Corporation is organized as a Maryland corporation pursuant to its Articles of Incorporation dated July 16, 1990, under the laws of the State of Maryland. The rights of shareholders of the European Equity Fund, Pacific Basin Equity Fund and International Equity Fund are identical and are set forth in the Articles of Incorporation. A special meeting of shareholders of either Fund for any permissible purpose is required to be called by the Board upon the written request of the holders of at least 25% of the outstanding shares of the relevant Fund. Shareholders of the Funds are entitled to at least 10 days' notice of any meeting.

    INFORMATION ABOUT THE EUROPEAN EQUITY FUND, PACIFIC BASIN EQUITY FUND AND
                            INTERNATIONAL EQUITY FUND

A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge from the Corporation by calling 1-800-625-5759 or by writing to the Corporation at Brown Brothers Harriman, 40 Water Street, Boston, MA 02109.





European Equity Fund and Pacific Basin Equity Fund

     Information about the European Equity Fund and Pacific Basin Equity Fund may be found in the Funds' current Prospectus and Statement of Additional Information, both dated February 28, 2003, and the Funds' Annual Reports dated October 31, 2003, which are incorporated herein by reference. Copies of the European Equity Fund and Pacific Basin Equity Fund Prospectus, Statement of Additional Information and Annual Reports may be obtained without charge from the Corporation by calling 1-800-625-5759 or by writing to the European Equity Fund or Pacific Basin Equity Fund at Brown Brothers Harriman, 40 Water Street, Boston, MA 02109. The European Equity Fund and Pacific Basin Equity Fund are subject to the information requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith files reports and other information with the SEC.



International Equity Fund

     Information about the Corporation and the International Equity Fund is contained in the International Equity Fund's current Prospectus. Copies of the Prospectus and Annual Report are included herewith and incorporated by reference herein. Additional information about the Corporation and the International Equity Fund is included in the International Equity Fund's Statement of Additional Information dated February 28, 2003 and its Annual Report, dated October 31, 2003, which are incorporated herein by reference. A copy of the Statement of Additional Information may be obtained without charge by contacting the Corporation at 1-800-625-5759 or by writing to the Corporation at Brown Brothers Harriman, 40 Water Street, Boston, MA 02109. The Corporation, on behalf of the International Equity Fund, is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith files reports and other information with the SEC.

     This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Corporation, on behalf of the International Equity Fund, with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Corporation, the International Equity Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the SEC.

The Corporation

     Reports, the proxy and information statements, and other information filed by the Corporation, on behalf of the Funds, can be obtained by calling or writing the Corporation and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington DC 20549-0102 and at certain of its regional offices located at Room 1204, Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, Illinois 60604 and 233 Broadway New York, NY 10007. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the SEC's Internet Web site (http://www.sec.gov).


              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
        SHAREHOLDERS APPROVE EACH AGREEMENT AND PLAN OF REORGANIZATION





How may I vote my shares?

     You may vote your shares (i) in person,  by attending the Special  Meeting,
(ii) by mail, (iii) by calling toll-free 1-800-690-6903, or (iv) online through the web site at www proxyvote.com. To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided.

About the Proxy Solicitation and the Meeting

      Proxies are being solicited by the Board, on behalf of its portfolios, the European Equity Fund and Pacific Basin Equity Fund. The proxies will be voted at the special meeting of shareholders of the Corporation to be held on February 6, 2004 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 10:00 a.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Corporation or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Corporation may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


      The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about January 14, 2004, to shareholders of record at the close of business on January 2, 2004 (the "Record Date").


Proxies, Quorum and Voting at the Special Meeting

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Corporation is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Corporation. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.

      In order to hold a Special Meeting of each Fund, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of each of European Equity Fund and Pacific Basin Equity Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on each proposal.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     Approval of each Reorganization will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the applicable Fund, as defined in and required by the Investment Company Act of 1940. This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.



     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, each eligible institution may vote any Shares as to which that eligible institution is the agent of record and which are otherwise not represented in person or by proxy at the Special Meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which that eligible institution is the agent of record. Any Shares so voted by an eligible institution will be deemed to be represented at the meeting for purposes of quorum requirements.

      If a quorum for either Fund is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting with respect to such Fund to a later date. In the event that a quorum is present for either Fund but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to such Fund to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Funds



Officers and Directors of the Corporation own less than 1% of each of the European Equity Fund, Pacific Basin Equity Fund and International Equity Fund outstanding shares.

At the close of business of the Record Date, International Equity Fund had 16,540,299 shares outstanding; European Equity Fund had 1,282,577 shares outstanding; and Pacific Basin Equity Fund had 985,664 shares outstanding.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the European Equity Fund:

Brown Brothers Harriman & Co. Omnibus Account, 140 Broadway, New York, NY 10005, 850,722 shares (66%); Charles Schwab FBO: Omnibus Account, 333 Bush Street, 8th Floor, San Francisco, CA 94104, 130,960 shares (10%); Fifth Third Bank, FBO Moose Foundation International Equity, P.O. Box 630074, Cincinnati, OH 45263, 99,346 shares (8%); and Fifth Third Bank FBO Moose Foundation International Equity, P.O. Box 630074, Cincinnati, OH 45263, 69,235 shares (5%).

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the Pacific Basin Equity Fund:

National Financial Services Corp. RE: Omnibus Recon, 200 Liberty Street, 5th Floor, 1 World Financial Center, New York, NY 10281, 330,772 shares (34%); Brown Brothers Harriman & Co. Omnibus Account, 140 Broadway, New York, NY 10005, 307,783 shares (31%); and Charles Schwab FBO: Omnibus Account, 333 Bush Street, 8th Floor, San Francisco, CA 94104, 271,488 shares (28%).

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the International Equity Fund:

Brown Brothers Harriman & Co. Omnibus Account, 140 Broadway, New York, NY 10005, 12,033,854 shares (73%); and Future Value, Inc., PO Box 8805 Newark, DE 19714-8805, 3,886,984 shares (24%).






         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Corporation is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to BBH Fund, Inc., 40 Water Street, Boston, MA 02109, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Corporation.

------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
 AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN
                              THE UNITED STATES.
------------------------------------------------------------------------------





                                                        By Order of the Board,


                                                                 Gail C. Jones
                                                                     Secretary


January 14, 2004




                                                               EXHIBIT A
                     Agreement and Plan of REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [___] day of [_________], [_____], between and among BBH International Equity Fund (the "Acquiring Fund") and BBH European Equity Fund (the "Acquired Fund"), each a series of BBH Fund, Inc., a Maryland corporation (the "Corporation") with its principal place of business at 40 Water Street, Boston, MA 02109, and, solely for the purposes of Section 10.2 hereof, Brown Brothers Harriman, a New York limited partnership ("BBH&Co.") with its principal place of business at 140 Broadway, New York, New York 10005.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 362, 368, and 381 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury regulations promulgated thereunder. The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of class N stock of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities, which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Acquiring Fund have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Directors of the Acquired Fund have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph
1.3. Such transactions shall take place at the closing provided for in paragraph
3.1 (the "Closing").

     1.2(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

     (b) The Acquired Fund will provide the Acquiring Fund with a list of all of the Acquired Fund's assets within a reasonable time prior to the Closing Date. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not or does not desire to hold, in its discretion, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund contingent or otherwise and whether or not disclosed or determinable at the Closing Date, as of the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund until it is terminated.

     1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

2.    VALUATION

     2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures and then-current prospectus or statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Directors.

     2.2 The net asset value of a Acquiring Fund Share shall be the net asset value per share computed with respect to that particular class as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for shares of the Acquired Fund shall be determined by dividing the value of the net assets with respect to shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.    CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [____________], [_____], or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Sullivan & Cromwell LLP or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct Brown Brothers Harriman & Co. as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct an authorized officer to deliver at the Closing a certificate stating that the Acquired Fund's records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) The New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been disclosed to the Acquiring Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement, as applicable, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which the Acquired Fund is bound;

     (g) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Acquired Fund prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at October 31, 2003 have been audited by Deloitte & Touche LLP independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 2003 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) At the date hereof and the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2  The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland with power to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement, as applicable, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which the Acquiring Fund is bound;

     (g) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) Since October 31, 2003 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change;

     (i) At the date hereof and the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (j) For each of its taxable years since the respective adoption dates of Subchapter M and Section 852 of the Code, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

     (k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (l) authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (m) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (n) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder will, on the effective date of the Registration Statement (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties by or on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with this Agreement after such number has been calculated in accordance with paragraph 1.1.

     6.5 The Acquired Fund shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell LLP, counsel to the Acquiring Fund, in a form satisfactory to the Secretary of the Acquired Fund, covering the following points:

That (a) the Acquiring Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) the Prospectus, as of its date, and the Registration Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of the date of the effectiveness of the Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Prospectus and the Registration Statement; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect the Acquiring Fund's business; and (h) the Acquiring Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with this Agreement after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     7.7 The Acquiring Fund shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell LLP, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

     That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement, insofar as the information therein relates to the Acquired Fund (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     7.8 The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(i), copies of financial statements of the Acquired Fund as of and for the fiscal year ended October 31, 2003.

     7.9 The Acquiring Fund shall have received from BBH&Co. a letter addressed to the Acquiring Fund and dated as of the Closing Date providing for the indemnification of the Acquiring Fund in respect of certain types of undisclosed liabilities of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Charter, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received an opinion of Sullivan & Cromwell LLP addressed to the Acquired Fund and the Acquiring Fund substantially to the effect that (based upon certain facts, qualifications, assumptions, and representations), for federal income tax purposes: (i) the transaction contemplated by this Agreement shall constitute a tax-free reorganization and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of the Code; (ii) no gain or loss will be recognized by Acquired Fund shareholders on the conversion of shares of the Acquired Fund into Acquiring Fund Shares; (iii) the aggregate basis of the Acquiring Fund shares received by Acquired Fund shareholders will be the same as the aggregate basis of Acquired Fund shares converted into such Acquiring Fund shares; and (iv) the holding periods of the Acquiring Fund shares received by the Acquired Fund shareholders will include the holding periods of the Acquired Fund shares converted into such Acquiring Fund shares, provided that at the time of the reorganization Acquired Fund shares are held by such shareholders as capital assets. The delivery of such opinion is conditioned upon receipt by Sullivan & Cromwell LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.    INDEMNIFICATION

     9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquired Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquiring Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.   BROKERAGE FEES AND EXPENSES

      10.1 The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 None of the expenses relating to the Agreement will be borne by the Acquiring Fund or the Acquired Fund. BBH&Co. agrees to bear the expenses relating to the transactions contemplated by the Agreement. These costs shall include, but not be limited to, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, and expenses of holding shareholders' meetings.

11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.   TERMINATION

     12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [____________], [_____], unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.   AMENDMENTS

     13.1 This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Acquiring Fund or the Acquired Fund, 140 Broadway, New York, New York 10005,
Attn: Michael D. Martins.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except that the due authorization, execution and delivery of this Agreement shall be governed and construed in accordance with the laws of the State of Maryland.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Acquiring Fund or the Acquired Fund personally, but shall bind only the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in each Fund's Charter. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                    BBH European Equity Fund


                                    _________________________________________
                                    By:
                                    Title:


                                    BBH International Equity Fund


                                    _________________________________________
                                    By:
                                    Title:



                                    Solely with respect to Section 10.2:
                                    BROWN BROTHERS HARRIMAN & CO.


                                    _________________________________________
                                    By:
                                    Title:



                                                                     EXHIBIT B

                     Agreement and Plan of REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [___] day of [_________], [_____], between and among BBH International Equity Fund (the "Acquiring Fund") and BBH Pacific Basin Equity Fund (the "Acquired Fund"), each a series of BBH Fund, Inc., a Maryland corporation (the "Corporation") with its principal place of business at 40 Water Street, Boston, MA 02109, and, solely for the purposes of Section 10.2 hereof, Brown Brothers Harriman, a New York limited partnership ("BBH&Co.") with its principal place of business at 140 Broadway, New York, New York 10005.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 362, 368, and 381 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury regulations promulgated thereunder. The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of class N stock of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities, which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Acquiring Fund have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Directors of the Acquired Fund have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph
1.3. Such transactions shall take place at the closing provided for in paragraph
3.1 (the "Closing").

     1.2(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

     (b) The Acquired Fund will provide the Acquiring Fund with a list of all of the Acquired Fund's assets within a reasonable time prior to the Closing Date. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not or does not desire to hold, in its discretion, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund contingent or otherwise and whether or not disclosed or determinable at the Closing Date, as of the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund until it is terminated.

     1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

2.    VALUATION

     2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures and then-current prospectus or statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Directors.

     2.2 The net asset value of a Acquiring Fund Share shall be the net asset value per share computed with respect to that particular class as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for shares of the Acquired Fund shall be determined by dividing the value of the net assets with respect to shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.    CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [____________], [_____], or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Sullivan & Cromwell LLP or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct Brown Brothers Harriman & Co. as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct an authorized officer to deliver at the Closing a certificate stating that the Acquired Fund's records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) The New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been disclosed to the Acquiring Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement, as applicable, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which the Acquired Fund is bound;

     (g) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Acquired Fund prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at October 31, 2003 have been audited by Deloitte & Touche LLP independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 2003 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) At the date hereof and the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland with power to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement, as applicable, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which the Acquiring Fund is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) Since October 31, 2003 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change;

     (i) At the date hereof and the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (j) For each of its taxable years since the respective adoption dates of Subchapter M and Section 852 of the Code, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

     (k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (l) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (m) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (n) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder will, on the effective date of the Registration Statement (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties by or on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with this Agreement after such number has been calculated in accordance with paragraph 1.1.

     6.5 The Acquired Fund shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell LLP, counsel to the Acquiring Fund, in a form satisfactory to the Secretary of the Acquired Fund, covering the following points: That (a) the Acquiring Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) the Prospectus, as of its date, and the Registration Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of the date of the effectiveness of the Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Prospectus and the Registration Statement; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect the Acquiring Fund's business; and (h) the Acquiring Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with this Agreement after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     7.7 The Acquiring Fund shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell LLP, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

     That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement, insofar as the information therein relates to the Acquired Fund (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     7.8 The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(i), copies of financial statements of the Acquired Fund as of and for the fiscal year ended October 31, 2003.

     7.9 The Acquiring Fund shall have received from BBH&Co. a letter addressed to the Acquiring Fund and dated as of the Closing Date providing for the indemnification of the Acquiring Fund in respect of certain types of undisclosed liabilities of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Charter, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received an opinion of Sullivan & Cromwell LLP addressed to the Acquired Fund and the Acquiring Fund substantially to the effect that (based upon certain facts, qualifications, assumptions, and representations), for federal income tax purposes: (i) the transaction contemplated by this Agreement shall constitute a tax-free reorganization and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of the Code; (ii) no gain or loss will be recognized by Acquired Fund shareholders on the conversion of shares of the Acquired Fund into Acquiring Fund Shares; (iii) the aggregate basis of the Acquiring Fund shares received by Acquired Fund shareholders will be the same as the aggregate basis of Acquired Fund shares converted into such Acquiring Fund shares; and (iv) the holding periods of the Acquiring Fund shares received by the Acquired Fund shareholders will include the holding periods of the Acquired Fund shares converted into such Acquiring Fund shares, provided that at the time of the reorganization Acquired Fund shares are held by such shareholders as capital assets. The delivery of such opinion is conditioned upon receipt by Sullivan & Cromwell LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.    INDEMNIFICATION

     9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquired Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquiring Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.   BROKERAGE FEES AND EXPENSES

     10.1 The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 None of the expenses relating to the Agreement will be borne by the Acquiring Fund or the Acquired Fund. BBH&Co. agrees to bear the expenses relating to the transactions contemplated by the Agreement. These costs shall include, but not be limited to, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, and expenses of holding shareholders' meetings.

11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.   TERMINATION

     12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [____________], [_____], unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     13.1 This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Acquiring Fund or the Acquired Fund, 140 Broadway, New York, New York 10005,
Attn: Michael D. Martins.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 1 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except that the due authorization, execution and delivery of this Agreement shall be governed and construed in accordance with the laws of the State of Maryland.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Acquiring Fund or the Acquired Fund personally, but shall bind only the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in each Fund's Charter. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                    BBH Pacific Basin Equity Fund


                                    _________________________________________
                                    By:
                                    Title:


                                    BBH International Equity Fund


                                    _________________________________________
                                    By:
                                    Title:



                                    Solely with respect to Section 10.2:
                                    BROWN BROTHERS HARRIMAN & CO.


                                    _________________________________________
                                    By:
                                    Title:



                     STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 6, 2004

                                BBH FUND, INC.

                         Acquisition of the assets of



                            BBH EUROPEAN EQUITY FUND

                          BBH PACIFIC BASIN EQUITY FUND

                          portfolios of BBH Fund, Inc.



                        By and in exchange for Shares of



                          BBH INTERNATIONAL EQUITY FUND

                          a portfolio of BBH Fund, Inc.



                                 40 Water Street

                                Boston, MA 02109

                                (800) 625-5759

     This Statement of Additional Information dated February 6, 2004, is not a prospectus. A Prospectus/Proxy Statement dated February 6, 2004, related to the above-referenced matter may be obtained from BBH Fund, Inc., on behalf of BBH International Equity Fund, 40 Water Street, Boston, MA 02109. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.




                              TABLE OF CONTENTS





1. Statements of Additional Information of BBH International Equity Fund, BBH European Equity Fund and BBH Pacific Basin Equity Fund, portfolios of BBH Fund, Inc., dated February 28, 2003.



2. Financial Statements of BBH International Equity Fund, BBH European Equity Fund and BBH Pacific Basin Equity Fund, portfolios of BBH Fund, Inc., dated October 31, 2003.



3. Financial Statements (unaudited) of BBH International Equity Fund, BBH European Equity Fund and BBH Pacific Basin Equity Fund, portfolios of BBH Fund, Inc., dated April 30, 2003.



4.   Pro Forma Financial Information.


                 INFORMATION INCORPORATED BY REFERENCE



     The Statement of Additional Information of BBH International Equity Fund ("International Equity Fund"), BBH European Equity Fund ("European Equity Fund") and BBH Pacific Basin Equity Fund ("Pacific Basin Equity Fund"), portfolios of BBH Fund Inc. (the "Corporation"), is incorporated by reference to the Corporation's Post-Effective Amendment No. 47 to its Registration Statement on Form N-1A (File No. 33-35827), which was filed with the Securities and Exchange Commission on or about March 3, 2003. A copy may be obtained from the
Corporation  at  40  Water  Street,   Boston,   MA  02109.   Telephone   Number:
1-800-625-5759.



     The audited financial statements of the International Equity Fund, European Equity Fund and Pacific Basin Equity Fund dated October 31, 2003, are incorporated by reference to the Annual Report to Shareholders of the International Equity Fund, European Equity Fund and Pacific Basin Equity Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 31, 2003.



     The unaudited financial statements of the International Equity Fund, European Equity Fund and Pacific Basin Equity Fund dated April 30, 2003, are incorporated herein by reference to its Semi-Annual Report to Shareholders of the International Equity Fund, European Equity Fund and Pacific Basin Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 30, 2003.



     The Pro Forma Financial information of the Acquiring Fund, International Equity Fund, dated October 31, 2003, is included herein.


                            BBH European Equity Fund

                          BBH Pacific Basin Equity Fund

                          BBH International Equity Fund

                      Explanatory Statements Pertaining to

                   Pro Forma Financial Statements (unaudited)

                                October 31, 2003



Basis of Combination

     The accompanying unaudited Pro Forma Combining Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of BBH European Equity Fund ("European Equity Fund"), BBH Pacific Basin Equity Fund ("Pacific Basin Equity Fund") and BBH International Equity Fund ("International Equity Fund"), collectively ("the Funds"), for the period ended October 31, 2003. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2003.



      The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds, which have been incorporated by reference in the Statement of Additional Information. The
     Funds follow generally accepted accounting principles applicable to management investment companies, which are disclosed in the historical financial statements of each Fund.



     The Pro Forma Financial Statements give effect to the proposed exchange of assets of: European Equity Fund for shares of International Equity Fund; Pacific Basin Equity Fund for shares of International Equity Fund; and European Equity Fund and Pacific Basin Equity Fund for shares of International Equity Fund. Under generally accepted accounting principles, International Equity Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

     For the period ended October 31, 2003, European Equity Fund, Pacific Basin Equity Fund and International Equity Fund each paid investment advisory fees computed at the annual rate of 0.65%, as a percentage of average daily net assets.



Shares of Beneficial Interest

     The Pro Forma net asset value per share assumes the issuance of 4,326,874 shares of the International Equity Fund's Class N Shares to the holders of 1,465,532 shares of the European Equity Fund, which would be issued February 6, 2004, in connection with the proposed reorganization.

     The Pro Forma net asset value per share assumes the issuance of 2,524,546 shares of the International Equity Fund's Class N Shares to the holders of 1,045,584 shares of the Pacific Basin Equity Fund, which would be issued February 6, 2004, in connection with the proposed reorganization.








   PRO-FORMA COMBINATION OF THE STATEMENT OF ASSETS & LIABILITIES



                                                                                                                Pro-Forma
                                                                                                                Combined
                                                                                                              Statement of
                                                                                                                Assets &
                                                                                                               Liabilities
                                                         BBH              BBH European
                                                    International         Equity Fund        Adjustments
                                                     Equity Fund        October 31, 2003
                                                  October 31, 2003
                                                  ------------------   -------------------  ---------------  ----------------
ASSETS
Investments in securities, at value*            $    152,190,025           40,144,141                      $$  192,334,166
Collateral for securities loaned, at fair value       1,611,345             261,960                             1,873,305
Receivables:                                                                                                       --
Investment securities sold                            5,324,057            1,390,927                            6,714,984
Capital stock sold                                       30                  5,000                                5,030
Dividends                                              299,256               81,020                              380,276
                                                  ------------------   -------------------  ---------------  ----------------
Total assets                                         159,424,713           41,883,048             --           201,307,761
                                                  ------------------   -------------------  ---------------  ----------------

LIABILITIES
Payables:
Due to custodian                                $      736,432             1,349,559                        $   2,085,991
 Payable upon return of securities loaned             1,611,345             261,960                             1,873,305
Capital stock redeemed                                 103,043               55,164               -              158,207
Investment advisory fee                                90,961                24,360                              115,321
Shareholder servicing/eligible institution fees        21,184                9,369                               30,553
Administrative fees                                    20,991                5,621                               26,612
Custody fees                                           19,786                8,924                               28,710
Board of Directors' fees                                 706                  481                                 1,187
Professional fees                                       4,449                3,466                                7,915
Accrued expenses and other liabilities                 13,964                10,756                              24,720
                                                                                            ---------------  ----------------
                                                  ------------------   -------------------  ---------------  ----------------
Total Liabilities                                     2,622,861            1,729,660              --            4,352,521
                                                  ------------------   -------------------  ---------------  ----------------
                                                  ------------------   -------------------  ---------------  ----------------
NET ASSETS                                           156,801,852           40,153,388             --           196,955,240
                                                  ------------------   -------------------  ---------------  ----------------

     *     Investments, at cost                      132,841,377           29,134,515                          161,975,892
                                                  ------------------   -------------------  ---------------  ----------------

NET ASSETS CONSIST OF:
Paid-in capital                                 $    178,158,079           33,838,290             -         $  211,996,369
Undistributed net investment income (loss)            1,323,048             268,358                             1,591,406
Accumulated net realized gain (loss) on             (42,048,579)          (4,985,349)                         (47,033,928)
investments and foreign currencies
                                                                                                                   --

Net unrealized appreciation (depreciation ) of
investments and of other assets and
liabilities denominated in foreign currencies
                                                  ------------------   ------------------   ----------------  ----------------
                                                     19,369,304           11,032,089                            30,401,393
                                                  ------------------   ------------------   ----------------  ----------------
                                                  ------------------   ------------------

Net Assets applicable to all shares             $    156,801,852          40,153,388                        $   196,955,240
outstanding
                                                  ------------------   ------------------   ----------------  ----------------

Net Assets of Class N Shares                         98,375,731           40,153,388                            138,529,119
Net Assets of Class I Shares                    $    58,426,121               N/A                           $   58,426,121
                                                  ------------------   ------------------   ----------------  ----------------

Class N Shares outstanding                           10,595,158            1,465,532                            14,922,032
Class I Shares outstanding                            6,283,121               --                                 6,283,121
                                                  ------------------   ------------------   ----------------  ----------------
Net Asset Value - Class N Shares                $       9.28                 27.40                          $      9.28
Net Asset Value - Class I Shares                $       9.30                  --                            $      9.30
                                                  ------------------   ------------------   ----------------  ----------------


   Share conversion ratio                                                  2.9525862











PRO-FORMA COMBINATION OF THE STATEMENT OF OPERATIONS





                                                BBH International        BBH European                          Pro Forma
                                                   Equity Fund            Equity Fund                          Combined
                                               For the year ended        For the year                        Statement of
                                                October 31, 2003         ended October       Adjustments      Operations
                                                                           31, 2003
                                               --------------------    ------------------   ---------------  --------------
INVESTMENT INCOME
Dividends, net of foreign taxes*            $       3,141,951        $     1,163,944                           4,305,895
Dividends, net of foreign taxes*                       --                     --                                  --
allocated from Portfolio
Interest and other income                            150,281                15,484                              165,765
 Expenses allocated from Portfolio                     --                     --                                  --
                                               --------------------    ------------------   ---------------  --------------
Total Income                                        3,292,232              1,179,428              --           4,471,660
                                               --------------------    ------------------   ---------------  --------------

EXPENSES
Investment advisory fee                              931,977       0        304,558               --           1,236,535   a
Administrative fees                                  215,071       0        70,283                --            285,354    b
Custody                                              212,323       0        98,605             (29,220)         281,708    c
Shareholder servicing / eligible                     240,435       0        117,138               --            357,573    d
institution fees
Professional fees                                    63,484                 58,649             (58,649)         63,484     e
Board of Directors' fees and expenses                 9,263                  9,844             (7,000)          12,107     f
Miscellaneous  expenses                              82,837                 29,398             (10,468)         101,767    g
                                               --------------------    ------------------   ---------------  --------------
Total Expenses                                      1,755,390               688,475           (105,337)        2,338,528
Expenses offset                                        --                     --                  --              --
                                               --------------------    ------------------   ---------------  --------------
                                               --------------------    ------------------   ---------------  --------------
Net Expenses                                        1,755,390               688,475           (105,337)        2,338,528
                                               --------------------    ------------------   ---------------  --------------
NET INVESTMENT INCOME (LOSS)                        1,536,842               490,953            105,337         2,133,132
                                               --------------------    ------------------   ---------------  --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Realized gain (loss):
Net realized gain (loss) on investments           (12,586,731)             9,540,139                          (3,046,592)
Net realized gain (loss) on foreign                 (183,486)              (81,991)                            (265,477)
exchange transactions
Net realized gain (loss) on foreign exchange           --                     --                                  --
transactions allocated from Portfolio
-----------------------------------------------
                                               --------------------    ------------------   ---------------  --------------
Net realized gain (loss)                          (12,770,217)             9,458,148              --          (3,312,069)

Net Change in unrealized appreciation              35,926,130             (3,791,865)                         32,134,265
(depreciation) on investments and
foreign currency translations
                                               --------------------    ------------------   ---------------  --------------
NET REALIZED AND UNREALIZED  GAIN (LOSS)           23,155,913              5,666,283              --          28,822,196
                                               --------------------    ------------------   ---------------  --------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $      24,692,755        $     6,157,236           105,337        30,955,328
                                               --------------------    ------------------   ---------------  --------------
*Foreign taxes withheld                     $        445,222         $      167,635               --            612,857
                                               --------------------  --------------------   ---------------  --------------

*Foreign taxes withheld  allocated from     $          --            $        --                  --              --
Portfolio
                                               --------------------    ------------------   ---------------  --------------
   Average Net Assets                                                     46,855,195
                                                   143,380,844                                    --          190,236,039



Foot Notes
  a - Based on the percentage of ANA accrued in the pre-existing funds.
  b - Based on the percentage of ANA accrued in the pre-existing funds.
  c - Based on the percentage of ANA accrued in the International Equity Fund. d - Based on the percentage of ANA accrued in the International Equity Fund. e - Professional fees accrued at the fixed amount accrued in the
      International Equity Fund prior to the merger.
  f - Directors fees based on an allocation using combined net assets with a decreased per fund fee ($1,000 for 7 directors).
  g - Shareholder Reporting fees accrued at a fixed $30,000 per year.
      Registration fees accred at a fixed $30,000 per year.
      Transfer agent fees down by $12,000 per fund merging in.
      Other misc. Expenses accrued as the aggregate of the merging funds.



NOTES TO UNAUDITED PRO FORMA FINANCIAL
STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:


     On  November  10,  2003,  the  Board  of  Directors  approved  the  Plan of
Reorganization (the "Plan") of the BBH European Equity Fund and BBH International Equity Fund collectively the "Funds", individually the "Fund"), whereby, subject to approval by the shareholders of Funds, the International Equity Fund will acquire all of the assets of the Funds subject to the liabilities of such Fund, in exchange for a number of shares of International Equity Fund Class N shares equal in value to the net assets of such Fund (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 2003. The unaudited pro forma statement of assets and liabilities reflect the financial position of the Funds at October 31, 2003. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the period ended October 31, 2003. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for each Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of International Equity Fund for pre-combination periods will not be restated.


     The unaudited pro forma statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statement of Additional Information.







PRO-FORMA COMBINATION OF THE STATEMENT OF ASSETS & LIABILITIES



                                                                                                                 Pro Forma
                                                                                                                 Combined
                                                   BBH International         BBH Pacific Basin                 Statement of
                                                      Equity Fund               Equity Fund                      Assets &
                                                    October 31, 2003         October 31, 2003    Adjustments    Liabilities
                                                  ---------------------      ------------------  ------------  --------------
ASSETS
Investments in securities, at value*           $      152,190,025         $     22,182,883                   $  174,372,908
Collateral for securities loaned, at fair              1,611,345                  465,560                        2,076,905
value
Receivables:                                                                                                        --
Investment securities sold                             5,324,057                 1,029,022                       6,353,079
Capital stock sold                                         30                    1,193,570                       1,193,600
Dividends                                               299,256                   62,229                          361,485
                                                  ---------------------      ------------------  ------------  --------------
Total assets                                          159,424,713               24,933,264           --         184,357,977
                                                  ---------------------      ------------------  ------------  --------------

LIABILITIES
Payables:
Due to custodian                               $        736,432           $       989,179                        1,725,611
 Payable upon return of securities loaned              1,611,345                  465,560                        2,076,905
Capital stock redeemed                                  103,043                     --                -           103,043
Investment advisory fee                                  90,961                   13,114                          104,075
Shareholder servicing/eligible institution               21,184                    5,043                          26,227
fees
Administrative fees                                      20,991                    3,026                          24,017
Custody fees                                             19,786                    8,886                          28,672
Board of Directors' fees                                  706                      1,218                           1,924
Professional fees                                        4,449                     4,959                           9,408
Accrued expenses and other liabilities                   13,964                   14,494                          28,458
                                                                                                 ------------  --------------
                                                  ---------------------      ------------------  ------------  --------------
Total Liabilities                                      2,622,861                 1,505,479           --          4,128,340
                                                  ---------------------      ------------------  ------------  --------------
                                                  ---------------------      ------------------  ------------  --------------
NET ASSETS                                            156,801,852               23,427,785           --         180,229,637
                                                  ---------------------      ------------------  ------------  --------------

     *     Investments, at cost                       132,841,377               15,730,574                      148,571,951
                                                  ---------------------      ------------------  ------------  --------------

NET ASSETS CONSIST OF:
Paid-in capital                                $      178,158,079         $     58,412,540            -         236,570,619
Undistributed net investment income (loss)             1,323,048                 (39,852)                        1,283,196
Accumulated net realized gain (loss) on               (42,048,579)             (41,392,096)                    (83,440,675)
investments and foreign currencies
                                                                                                                    --
Net unrealized appreciation (depreciation ) of         19,369,304                6,447,193                      25,816,497
investments and of other assets and
liabilities
denominated in foreign currencies
                                                  ---------------------      ------------------  ------------  --------------
                                                  ---------------------      ------------------

Net Assets applicable to all shares            $      156,801,852         $     23,427,785                      180,229,637
outstanding
                                                  ---------------------      ------------------  ------------  --------------

Net Assets of Class N Shares                           98,375,731               23,427,785                      121,803,516
Net Assets of Class I Shares                   $       58,426,121         $         N/A                         58,426,121
                                                  ---------------------      ------------------  ------------  --------------

Class N Shares outstanding                             10,595,158                1,045,584                      13,119,704
Class I Shares outstanding                             6,283,121                    N/A                          6,283,121
                                                  ---------------------      ------------------  ------------  --------------
Net Asset Value - Class N Shares               $          9.28            $        22.41                     $     9.28
Net Asset Value - Class I Shares               $          9.30            $         N/A                      $     9.30
                                                  ---------------------      ------------------  ------------  --------------


   Share conversion ratio                                                         2.4149








PRO-FORMA COMBINATION OF THE STATEMENT OF OPERATIONS


                                                   BBH           BBH Pacific Basin
                                              International         Equity Fund                             Pro-Forma
                                               Equity Fund          For the year                             Combined
                                              For the year       ended October 31,      Adjustments        Statement of
                                              ended October             2003                                Operations
                                                31, 2003
                                            ------------------   -------------------  ----------------  -------------------
INVESTMENT INCOME
Dividends, net of foreign taxes*          $     3,141,951      $      466,951                               3,608,902
Dividends, net of foreign taxes*                   --                  4,682                                  4,682
allocated from Portfolio
Interest and other income                        150,281                 --                                  150,281
 Expenses allocated from Portfolio                 --                 (5,345)                                (5,345)
                                            ------------------   -------------------  ----------------  -------------------
Total Income                                    3,292,232             466,288               --              3,758,520
                                            ------------------   -------------------  ----------------  -------------------

EXPENSES
Investment advisory fee                          931,977       #      190,580               --              1,122,557      a
Administrative fees                              215,071       #       44,050               --               259,121       b
Custody                                          212,323              109,627            (65,377)            256,573       c
Shareholder servicing / eligible                               #
institution fees                                 240,435               74,705               --               315,140       d
Professional fees                                63,484                59,724            (59,724)             63,484       e
Board of Directors' fees and expenses
                                                  9,263                8,949              (7,000)             11,212       f
Miscellaneous  expenses                          82,837                53,793            (34,986)            101,644       g
                                            ------------------   -------------------  ----------------  -------------------
Total Expenses                                  1,755,390             541,428            (167,087)          2,129,731
Expenses offset                                    --                  (778)                --                (778)
                                            ------------------   -------------------  ----------------  -------------------
                                            ------------------   -------------------  ----------------  -------------------
Net Expenses                                    1,755,390             540,650            (167,087)          2,128,953
                                            ------------------   -------------------  ----------------  -------------------
NET INVESTMENT INCOME (LOSS)
                                                1,536,842             (74,362)            193,754           1,629,567
                                            ------------------   -------------------  ----------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON
INVESTMENTS
Realized gain (loss):
Net realized gain (loss) on investments
                                              (12,586,731)          (3,917,531)                            (16,504,262)
Net realized gain (loss) on foreign
exchange transactions                           (183,486)            (168,199)                              (351,685)
Net realized gain (loss) on foreign
exchange transactions allocated from
Portfolio                                          --                 109,716                                109,716
--------------------------------------------
                                            ------------------   -------------------  ----------------  -------------------
Net realized gain (loss)                      (12,770,217)          (3,976,014)             --             (16,746,231)
Net Change in unrealized appreciation
(depreciation) on investments and
foreign currency translations
                                               35,926,130            9,910,010                              45,836,140
                                            ------------------   -------------------  ----------------  -------------------
NET REALIZED AND UNREALIZED  GAIN (LOSS)
                                               23,155,913            5,933,996              --              29,089,909
                                            ------------------   -------------------  ----------------  -------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS                               $
                                          $    24,692,755            5,859,634            167,087           30,719,476
                                            ------------------   -------------------  ----------------  -------------------
*Foreign taxes withheld                   $      445,222       $       37,683               --               482,905
                                            ------------------   -------------------  ----------------  -------------------

*Foreign taxes withheld  allocated from
Portfolio                                 $        --          $       1,215                --                1,215
                                            ------------------   -------------------  ----------------  -------------------
   Average Net Assets                          143,380,844           29,881,965             --             173,262,809



Foot Notes

  a - Based on the percentage of ANA accrued in the pre-existing funds.
  b - Based on the percentage of ANA accrued in the pre-existing funds.
  c - Based on the percentage of ANA accrued in the International Equity Fund. d - Based on the percentage of ANA accrued in the International Equity Fund. e - Professional fees accrued at the fixed amount accrued in the
      International Equity Fund prior to the merger.
  f - Directors fees based on an allocation using combined net assets with a decreased per fund fee ($1,000 for 7 directors).
  g - Shareholder Reporting fees accrued at a fixed $30,000 per year.
      Registration fees accred at a fixed $30,000 per year.
      Transfer agent fees down by $12,000 per fund merging in.
      Other misc. Expenses accrued as the aggregate of the merging funds.








NOTES TO UNAUDITED PRO FORMA FINANCIAL
STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

     On  November  10,  2003,  the  Board  of  Directors  approved  the  Plan of
Reorganization (the "Plan") of the BBH Pacific Basin Equity Fund, and BBH International Equity Fund collectively the "Funds", individually the "Fund"), whereby, subject to approval by the shareholders of Funds, the International Equity Fund will acquire all of the assets of the Funds subject to the liabilities of such Fund, in exchange for a number of shares of International Equity Fund Class N shares equal in value to the net assets of such Fund (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 2003. The unaudited pro forma statement of assets and liabilities reflect the financial position of the Funds at October 31, 2003. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the period ended October 31, 2003. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for each Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of International Equity Fund for pre-combination periods will not be restated.

     The unaudited pro forma statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statement of Additional Information.







PRO-FORMA COMBINATION OF THE STATEMENT OF ASSETS & LIABILITIES

                                                                                                 Pro-Forma
                                                                                                 Combined
                                                                                               Statement of
                                                                                                 Assets &
                                                                                                Liabilities



                                          BBH              BBH European
                                     International         Equity Fund        Adjustments
                                      Equity Fund        October 31, 2003
                                   October 31, 2003
                                   ------------------   -------------------  ---------------  ----------------
ASSETS
Investments in securities, at    $    152,190,025           40,144,141                       $  192,334,166
value*
Collateral for securities              1,611,345             261,960                             1,873,305
loaned, at fair value
Receivables:                                                                                        --
Investment securities sold             5,324,057            1,390,927                            6,714,984
Capital stock sold                        30                  5,000                                5,030
Dividends                               299,256               81,020                              380,276
                                   ------------------   -------------------  ---------------  ----------------
Total assets                          159,424,713           41,883,048             --           201,307,761
                                   ------------------   -------------------  ---------------  ----------------

LIABILITIES
Payables:
Due to custodian                 $      736,432             1,349,559                        $   2,085,991
 Payable upon return of                1,611,345             261,960                             1,873,305
securities loaned
Capital stock redeemed                  103,043               55,164               -              158,207
Investment advisory fee                 90,961                24,360                              115,321
Shareholder servicing/eligible          21,184                9,369                               30,553
institution fees
Administrative fees                     20,991                5,621                               26,612
Custody fees                            19,786                8,924                               28,710
Board of Directors' fees                  706                  481                                 1,187
Professional fees                        4,449                3,466                                7,915
Accrued expenses and other              13,964                10,756                              24,720
liabilities
                                                                             ---------------  ----------------
                                   ------------------   -------------------  ---------------  ----------------
Total Liabilities                      2,622,861            1,729,660              --            4,352,521
                                   ------------------   -------------------  ---------------  ----------------
                                   ------------------   -------------------  ---------------  ----------------
NET ASSETS                            156,801,852           40,153,388             --           196,955,240
                                   ------------------   -------------------  ---------------  ----------------

     *     Investments, at cost       132,841,377           29,134,515                          161,975,892
                                   ------------------   -------------------  ---------------  ----------------

NET ASSETS CONSIST OF:
Paid-in capital                  $    178,158,079           33,838,290             -         $  211,996,369
Undistributed net investment           1,323,048             268,358                             1,591,406
income (loss)
Accumulated net realized gain        (42,048,579)          (4,985,349)                         (47,033,928)
(loss) on investments and
foreign currencies
                                                                                                    --
Net unrealized appreciation
(depreciation ) of investments
and of other assets and
liabilities denominated in
foreign currencies
                                   ------------------   ------------------   ----------------  ----------------
                                      19,369,304           11,032,089                            30,401,393
                                   ------------------   ------------------   ----------------  ----------------
                                   ------------------   ------------------

Net Assets applicable to all     $    156,801,852          40,153,388                        $   196,955,240
shares outstanding
                                   ------------------   ------------------   ----------------  ----------------

Net Assets of Class N Shares          98,375,731           40,153,388                            138,529,119
Net Assets of Class I Shares     $    58,426,121               N/A                           $   58,426,121
                                   ------------------   ------------------   ----------------  ----------------

Class N Shares outstanding            10,595,158            1,465,532                            14,922,032
Class I Shares outstanding             6,283,121               --                                 6,283,121
                                   ------------------   ------------------   ----------------  ----------------
Net Asset Value - Class N Shares $       9.28                 27.40                          $      9.28
Net Asset Value - Class I Shares $       9.30                  --                            $      9.30
                                   ------------------   ------------------   ----------------  ----------------


   Share conversion ratio                                   2.9525862






PRO-FORMA COMBINATION OF THE STATEMENT OF OPERATIONS
                                     BBH            BBH Pacific            BBH                          Pro Forma
                                International       Basin Equity        European       Adjustments       Combined
                                 Equity Fund            Fund           Equity Fund                      Statement
                                For the year        For the year         For the                            of
                                    ended              ended           year ended                       Operations
                                 October 31,        October 31,          October
                                    2003                2003            31, 2003
                               ----------------    ---------------     ------------  ----------------- -------------
INVESTMENT INCOME
Dividends, net of foreign    $    3,141,951     $     466,951       $   1,163,944                       4,772,846
taxes*
Dividends, net of foreign            --                4,682               --                             4,682
taxes*  allocated from
Portfolio
Interest and other income          150,281               --              15,484                          165,765
 Expenses allocated from             --               (5,345)              --                            (5,345)
Portfolio
                               ----------------    ---------------     ------------  ----------------- -------------
Total Income                      3,292,232           466,288           1,179,428           --          4,937,948
                               ----------------    ---------------     ------------  ----------------- -------------

EXPENSES
Investment advisory fee            931,977      $     190,580            304,558     0      --          1,427,115   a
Administrative fees                215,071      $      44,050            70,283      0      --           329,404    b
Custody                            212,323            109,627            98,605      0   (94,597)        325,958    c
Shareholder servicing /            240,435      $      74,705            117,138     0      --           432,278    e
eligible institution fees
Professional fees                 63,484              59,724             58,649         (118,373)         63,484    f
Board of Directors' fees            9,263              8,949              9,844          (14,000)         14,056    i
and expenses
Miscellaneous  expenses            82,837              53,793            29,398          (53,493)        112,535    j
                               ----------------    ---------------     ------------  ----------------- -------------
Total Expenses                    1,755,390           541,428            688,475        (280,463)       2,704,830
Expenses offset                      --                (778)               --               --            (778)
                               ----------------    ---------------     ------------  ----------------- -------------
                               ----------------    ---------------     ------------  ----------------- -------------
Net Expenses                      1,755,390           540,650            688,475        (280,463)       2,704,052
                               ----------------    ---------------     ------------  ----------------- -------------
NET INVESTMENT INCOME             1,536,842           (74,362)           490,953         280,463        2,233,896
(LOSS)
                               ----------------    ---------------     ------------  ----------------- -------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON
INVESTMENTS
Realized gain (loss):
Net realized gain (loss)        (12,586,731)        (3,917,531)         9,540,139                      (6,964,123)
on investments
Net realized gain (loss)          (183,486)          (168,199)          (81,991)                        (433,676)
on foreign exchange
transactions
Net realized gain (loss)             --               109,716              --                            109,716
on foreign exchange
transactions allocated
from Portfolio
                             --
                               ----------------    ---------------     ------------  ----------------- -------------
Net realized gain (loss)        (12,770,217)        (3,976,014)         9,458,148           --         (7,288,083)
    Net Change in
unrealized appreciation
(depreciation) on
investments and
    foreign currency             35,926,130          9,910,010         (3,791,865)                      42,044,275
translations
                               ----------------    ---------------     ------------  ----------------- -------------
NET REALIZED AND                 23,155,913          5,933,996          5,666,283           --          34,756,192
UNREALIZED  GAIN (LOSS)
                               ----------------    ---------------     ------------  ----------------- -------------
NET INCREASE (DECREASE)
IN NET
ASSETS RESULTING FROM        $   24,692,755     $    5,859,634      $   6,157,236        280,463        36,990,088
OPERATIONS
                               ----------------    ---------------     ------------  ----------------- -------------
*Foreign taxes withheld      $     445,222      $      37,683       $    167,635            --           650,540
                               ----------------    ---------------     ------------  ----------------- -------------

*Foreign taxes withheld      $       --         $      1,215        $      --               --            1,215
allocated from Portfolio
                               ----------------    ---------------     ------------  ----------------- -------------
              Average Net                                              46,855,195
              Assets             143,380,844         29,881,965                                        220,118,004



Foot Notes
  a - Based on the percentage of ANA accrued in the pre-existing funds.
  b - Based on the percentage of ANA accrued in the pre-existing funds.
  c - Based on the percentage of ANA accrued in the International Equity Fund. d - Based on the percentage of ANA accrued in the International Equity Fund. e - Professional fees accrued at the fixed amount accrued in the
International Equity Fund prior to the merger.
  f - Directors fees based on an allocation using combined net assets with a decreased per fund fee ($1,000 for 7 directors).
  g - Shareholder Reporting fees accrued at a fixed $30,000 per year.
        Registration fees accred at a fixed $30,000 per year.
        Transfer agent fees down by $12,000 per fund merging in.
        Other misc. Expenses accrued as the aggregate of the merging funds.






NOTES TO UNAUDITED PRO FORMA FINANCIAL
STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

     On November 10, 2003, the Board of Directors approved the Plan of Reorganization (the "Plan") of the BBH Pacific Basin Equity Fund, BBH European Equity Fund and BBH International Equity Fund collectively the "Funds", individually the "Fund"), whereby, subject to approval by the shareholders of Funds, the International Equity Fund will acquire all of the assets of the Funds subject to the liabilities of such Fund, in exchange for a number of shares of International Equity Fund Class N shares equal in value to the net assets of such Fund (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 2003. The unaudited pro forma statement of assets and liabilities reflect the financial position of the Funds at October 31, 2003. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the period ended October 31, 2003. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for each Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of International Equity Fund for pre-combination periods will not be restated.

     The unaudited pro forma statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statement of Additional Information.






Investment Adviser

BROWN BROTHERS HARRIMAN & Co.

140 Broadway

New York, NY 10005

Sub-Advisers

WALTER SCOTT & PARTNERS LIMITED

Millburn Tower

Gogar, Edinburgh, EH12 9BS, UK

DELAWARE INTERNATIONAL ADVISERS, LIMITED

3rd Floor

80 Cheapside

London, England EC2V 6EE

Distributor

EDGEWOOD SERVICES, INC.

5800 Corporate Drive

Pittsburgh, PA 15237-7000

Administrator

BROWN BROTHERS HARRIMAN TRUST COMPANY, LLC

140 Broadway

New York, NY 10005

Sub-Administrators

FEDERATED SERVICES COMPANY

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

BROWN BROTHERS HARRIMAN & Co.

140 Broadway

New York, NY 10005











































                            BBH EUROPEAN EQUITY FUND



           Proxy for Special Meeting of Shareholders--February 6, 2004



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the BBH European Equity Fund, a portfolio of BBH Fund, Inc. (the "Corporation"), hereby appoint Gail C. Jones, Erin J. Dugan, M. Cole Dolinger and Angela Smith, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the BBH European Equity Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on February 6, 2004, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the BBH European Equity Fund are being asked to vote only on Proposal 1.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BBH FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.



Proposal 1. To approve or disapprove a proposed Agreement and Plan of
            Reorganization pursuant to which BBH International Equity Fund, a portfolio of BBH Fund, Inc. would acquire all the assets of BBH European Equity Fund, also a portfolio of BBH Fund, Inc., in exchange for Class N Shares of the BBH International Equity Fund to be distributed pro rata by BBH European Equity Fund to holders of its shares, in complete liquidation and termination of the BBH European Equity Fund.

                        FOR                     [   ]

                        AGAINST                 [   ]

                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT

                                       Please complete, sign and return

                                       this card as soon as possible.







                                       Dated





                                       Signature





Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                          BBH PACIFIC BASIN EQUITY FUND



           Proxy for Special Meeting of Shareholders--February 6, 2004



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the BBH Pacific Basin Equity Fund, a portfolio of BBH Fund, Inc. (the "Corporation"), hereby appoint Gail C. Jones, Erin J. Dugan, M. Cole Dolinger and Angela Smith, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the BBH Pacific Basin Equity Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on February 6, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the BBH Pacific Basin Equity Fund are being asked to vote only on Proposal 1.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BBH FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.



Proposal 1. To approve or disapprove a proposed Agreement and Plan of
            Reorganization pursuant to which BBH International Equity Fund, a portfolio of BBH Fund, Inc. would acquire all the assets of BBH Pacific Basin Fund, also a portfolio of BBH Fund, Inc., in exchange for Class N Shares of the BBH International Equity Fund to be distributed pro rata by BBH Pacific Basin Fund to holders of its shares, in complete liquidation and termination of the BBH Pacific Basin Fund.

                        FOR                     [   ]

                        AGAINST                 [   ]

                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT

                                       Please complete, sign and return

                                       this card as soon as possible.







                                       Dated





                                       Signature





Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.